The Hirtle Callaghan Trust
Specialist Manager Compliance Checklist
For the Quarter ended September 30, 2008

RULE 10F-3 AFFILIATED UNDERWRITER TRANSACTIONS

                                                                                                                            RECEIVED
                                                                                                               % OF TOTAL     COPY
                  SPECIALIST                                          AFFILIATED       DATE        TOTAL      OFFERING IN     FORM
   PORTFOLIO       MANAGER     SECURITY / ISSUER    UNDERWRITER      UNDERWRITER     ACQUIRED    ACQUIRED   MANAGED PORTION  10F-3?
--------------- -------------- ----------------- ---------------- ----------------- ---------- ------------ --------------- --------
Fixed Income    Seix Advisors  Texas Industries  Bank of America  SunTrust Robinson  8/8/2008       855,000      0.285%       Yes
Opportunity                                                       Humphrey
Fixed Income II BlackRock      Freddie Mac       CitiGroup Global Merrill Lynch      8/19/2008 3,125,000.00      0.100%       Yes
                                                 Markets

The Hirtle Callaghan Trust
Specialist Manager Compliance Checklist
For the Quarter ended December 31, 2008

RULE 10F-3 AFFILIATED UNDERWRITER TRANSACTIONS

                                                                                                                            RECEIVED
                                                                                                               % OF TOTAL     COPY
                  SPECIALIST                                          AFFILIATED       DATE        TOTAL      OFFERING IN     FORM
   PORTFOLIO       MANAGER     SECURITY / ISSUER    UNDERWRITER      UNDERWRITER     ACQUIRED    ACQUIRED   MANAGED PORTION  10F-3?
--------------- -------------- ----------------- ---------------- ----------------- ---------- ------------ --------------- --------
Fixed Income II BlackRock      Verizon           CitiGroup Global Merrill Lynch     10/30/2008 1,500,000.00      0.075%       Yes
                               Communications    Markets
Fixed Income    Seix Advisors  Kinder Morgan     Barclays         SunTrust Robinson 12/16/2008    1,800,000      0.360%       Yes
Opportunity                                                       Humphrey
Fixed Income    Seix Advisors  Kansas Southern   Morgan Stanley   SunTrust Capital  12/15/2008      240,000      0.126%       Yes
Opportunity                                                       Markets
Fixed Income    Seix Advisors  Energy Transfer   Morgan Stanley   SunTrust Robinson 12/18/2008      545,000      0.091%       Yes
Opportunity                    Partners                           Humphrey